UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2025 (September 29, 2025)

Veea Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40218	98-1577353
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

164 E. 83rd Street

New York, NY 10028

(212) 535-6050

(Address and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	VEEA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	VEEAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Noncompliance with Nasdaq Minimum Bid Price Requirement

On September 29, 2025, Veea Inc., a Delaware corporation (the “Company”), received a notice from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”), notifying the Company that, because the closing bid price for its common stock has fallen below $1.00 per share for 30 consecutive business days, the Company no longer complies with the minimum bid price requirement for continued listing on the Nasdaq Global Market under Nasdaq Lising Rule 5550(a)(2) (the “Minimum Bid Price Requirement”).

The notice has no immediate effect on the listing of the Company’s common stock, par value $0.0001, and publicly tradable warrants (the “Public Warrants”) on the Nasdaq Global Market and the common stock and the Public Warrants will continue to trade on The Nasdaq Global Market under the symbols “VEEA” and “VEEAW,” respectively, at this time. Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company has been provided an initial compliance period of 180 calendar days, or until March 30, 2026, to regain compliance with the Minimum Bid Price Requirement. To regain compliance, the closing bid price of the Company’s common stock must meet or exceed $1.00 per share for a minimum of 10 consecutive business days prior to March 30, 2026; provided, however, pursuant to Nasdaq Listing Rule 5810 (c)(3)(H), Nasdaq may, in its discretion, require the Company to satisfy the Minimum Bid Price Requirement for a period in excess of ten consecutive business days, but generally not more than 20 consecutive business days, before determining that the Company has demonstrated an ability to maintain long-term compliance with the Minimum Bid Price Requirement.

If the Company does not regain compliance with the Minimum Bid Price Requirement within by March 30, 2026, the Company may be eligible for an additional grace period. To qualify, the Company would be required to meet the continued listing requirements for all other continuing listing standards for the Nasdaq Capital Market , with the exception of the minimum bid price requirement, including regaining compliance with the continuing listing standards mentioned below of which it is currently not in compliance, and provide written notice of its intention to cure the minimum bid price deficiency during the second compliance period. If the Company meets these requirements, the Staff will grant an additional 180 calendar days for the Company to regain compliance with the Minimum Bid Price Requirement. If the Staff determines that the Company will not be able to cure the deficiency, or if the Company is otherwise not eligible for such additional compliance period, Nasdaq will provide notice that the Company’s securities will be subject to delisting. The Company would have the right to appeal a determination to delist its securities, and the securities would remain listed on the Nasdaq Global Market until the completion of the appeal process.

The Company intends to monitor closing bid price for its common stock and may, if appropriate, consider available options to regain compliance with the Minimum Bid Price Requirement and continue the listing of its securities on Nasdaq.

Noncompliance with Nasdaq Minimum Market Value of Publicly Held Shares Requirement

On September 29, 2025, the Company received a notice from the Staff notifying the Company that, based on the market value of publicly held shares for the previous 30 consecutive business days, the listing of the Company’s listed securities was not in compliance with Nasdaq Listing Rule 5450(b)(2)(C) to maintain a minimum market value of publicly held shares of $15,000,000 (the “MVPHS Rule”).

The notice has no immediate effect on the listing of the Company’s securities on The Nasdaq Global Market and the securities will continue to trade on The Nasdaq Global Market at this time. Pursuant to Nasdaq Listing Rule 5810(c)(3)(D), the Company has been provided a period of 180 calendar days, or until March 30, 2026, to regain compliance with the MVPHS Rule. To regain compliance during this 180-day compliance period, the minimum market value of publicly held shares must close at $15,000,000 or more for a minimum of 10 consecutive business days.

If the Company does not regain compliance with the MVPHS Rule within the 180-day compliance period, it may transfer the listing of its securities to the Nasdaq Capital Market which has a reduced compliance standard under the MVPHS Rule, provided the Company will only be able to transfer the listing to the Nasdaq Capital Market if the Company then meets the continued listing requirements on the Nasdaq Capital Market. As of the date of this Current Report, the Company does not meet the continued listing requirements of the Nasdaq Capital Market as the Company is not in compliance with the minimum bid price requirement of $1 per share or the minimum market value of listed securities requirement of $35,000,000. To effect such a transfer, the Company would need to submit an online transfer application and pay an application fee to Nasdaq.

The Company intends to monitor the market value of the Company’s publicly held securities and may, if appropriate, consider available options to regain compliance with the MVPHS Requirement and continue the listing of its securities on Nasdaq.

Noncompliance with Nasdaq Market Value of Listed Securities Requirement

On September 29, 2025, the Company received a deficiency letter from the Staff notifying the Company that, for at least 30 consecutive business days, the Company’s Market Value of Listed Securities (“MVLS”) was below the $50 million minimum requirement for continued inclusion on The Nasdaq Global Market pursuant to Nasdaq Listing Rule 5450(b)(2)(A) (the “MVLS Requirement”).

The notice has no immediate effect on the listing of the Company’s securities on The Nasdaq Global Market and the securities will continue to trade on The Nasdaq Global Market at this time. Pursuant to Nasdaq Listing Rule 5810(c)(3)(C), the Company has been provided a period of 180 calendar days, or until March 30, 2026, to regain compliance with the MVLS Requirement. If at anytime during this compliance period the Company’s MVLS closes at $50 million or more for a minimum of ten consecutive business days, Nasdaq will provide the Company written confirmation of compliance. If the Company does not regain compliance with the MVLS Requirement, its securities will be subject to delisting.

If the Company does not regain compliance with the MVLS Rule within the 180-day compliance period, it may transfer the listing of its securities to the Nasdaq Capital Market which has a reduced compliance standard under the MVLS Rule, provided the Company will only be able to transfer the listing to the Nasdaq Capital Market if the Company then meets the continued listing requirements on the Nasdaq Capital Market. As of the date of this Current Report, the Company does not meet the continued listing requirements of the Nasdaq Capital Market as the Company is not in compliance with the minimum bid price requirement of $1 per share or the minimum market value of listed securities requirement of $35,000,000. To effect such a transfer, the Company would need to submit an online transfer application and pay an application fee to Nasdaq.

The Company intends to monitor the market value of the Company’s listed securities and may, if appropriate, consider available options to regain compliance with the MVLS Requirement and continue the listing of its securities on Nasdaq.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veea Inc.

Date: October 2, 2025	By:	/s/ Allen Salmasi
	Name:	Allen Salmasi
	Title:	Chief Executive Officer

3